                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 12, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                              BARGO ENERGY COMPANY
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


            TEXAS                         0-8609                 87-0239185
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                            700 LOUISIANA, SUITE 3700
                              HOUSTON, TEXAS 77002
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 236-9792
                (ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                        (FORMER NAME AND FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         NOT APPLICABLE


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         ON JANUARY 12, 2001, WE COMPLETED THE SALE OF OUR CALIFORNIA PROPERTIES LOCATED IN KERN COUNTY, CALIFORNIA FOR $39.45 MILLION BEFORE FINAL CLOSING ADJUSTMENTS. THE EFFECTIVE DATE OF THE SALE IS DECEMBER 1, 2000. AGGREGATE CURRENT NET PRODUCTION FROM THE CALIFORNIA PROPERTIES TOTALS APPROXIMATELY 550 BARRELS OF OIL AND 4.9 MILLION CUBIC FEET OF GAS PER DAY.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         NOT APPLICABLE


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         NOT APPLICABLE


ITEM 5. OTHER EVENTS

         NOT APPLICABLE.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         NOT APPLICABLE


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

(b)      PRO FORMA FINANCIAL INFORMATION.


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                              BARGO ENERGY COMPANY
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 reflect the disposition of the California Properties by Bargo Energy Company (Bargo) that occurred in January 2001 as if the disposition occurred January 1, 1999. The pro forma statements of operations adjust the operating results of Bargo for the nine months ended September 30, 2000 and the year ended December 31, 1999 to exclude the historical revenues and direct operating expenses of the California Properties for the same periods.

The pro forma statements of operations also reflect the following transactions:
(1) the acquisition of the East Texas properties in September 1999 and (2) the Texaco acquisition on March 31, 2000. These items are reflected in the pro forma statements of operations as if they had occurred January 1, 1999.

The accompanying unaudited pro forma combined balance sheet as of September 30, 2000 includes the disposition of the California Properties as if such disposition had occurred on September 30, 2000.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Bargo as filed in its periodic reports with the Securities and Exchange Commission. These unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the dates presented.


                                       3
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
                                                                      UNAUDITED COMBINED BALANCE SHEET
                                                                               (IN THOUSANDS)

                                                               Bargo Actual       California        Pro forma
                                                            September 30, 2000    Properties    September 30, 2000
                                                            ------------------    ----------    ------------------
Assets
Current assets:
         Cash                                                    $  2,175                            $  2,175
         Accounts receivable                                     $ 23,385                            $ 23,385
         Other current asset                                     $     --                            $     --
                                                                 --------          --------          --------
                       Total current assets                      $ 25,560          $     --          $  5,560
                                                                 --------          --------          --------

Property and equipment, at cost:
         Oil and gas properties (full cost method)               $193,679          $(39,450)(f)      $154,229
         Other property and equipment                            $    832                            $    832
                                                                 --------          --------          --------
                                                                 $194,511          $(39,450)         $155,061
        Less - accum depreciation, depletion and amortization    $(18,515)                           $(18,515)
                                                                 --------          --------          --------
                       Total property and equipment              $175,996          $(39,450)         $136,546
                                                                 --------          --------          --------

Goodwill                                                         $  1,642          $     --          $  1,642

Other noncurrent assets                                          $  9,662          $     --          $  9,662

         TOTAL ASSETS                                            $212,860          $(39,450)         $173,410
                                                                 ========          ========          ========

Liabilities and Stockholders' Equity
Current liabilities:
         Accounts payable                                        $ 13,538                            $ 13,538
         Current portion of notes Payable                        $     --                            $     --
         Accrued income taxes payable                            $  7,582                            $  7,582
                                                                 --------          --------          --------
                       Total current liabilities                 $ 21,120          $     --          $ 21,120
                                                                 --------          --------          --------

Long Term Notes payable - senior                                 $118,750          $(39,450)(f)      $ 79,300

Deferred Tax Liability                                           $  3,317          $     --          $  3,317

Redeemable Preferred Stock                                       $ 56,021          $     --          $ 56,021


Stockholders' Equity
Common Stock                                                     $    921                            $    921
Additional paid-in capital                                       $  6,878                            $  6,878
Treasury stock                                                   $ (2,041)                           $ (2,041)
Retained earnings (deficit)                                      $  7,894                            $  7,894
                                                                 --------          --------          --------
Total Stockholders Equity                                        $ 13,652          $     --          $ 13,652
                                                                 --------          --------          --------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $212,860          $(39,450)         $173,410
                                                                 ========          ========          ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS.

                                                                    UNAUDITED COMBINED STATEMENT OF OPERATIONS
                                                                  (in thousands, except share and per share data)

                                                                    ACQUISITIONS                  DISPOSITIONS
                                                  BARGO     ----------------------------  -----------------------------
                                                  ACTUAL                                    CALIFORNIA                   PRO FORMA
                                                 9/30/00       TEXACO       ADJUSTMENTS     PROPERTIES     ADJUSTMENTS    9/30/00
                                                ----------  -------------  -------------  --------------  -------------  ----------
Income:
  Oil and gas sales                             $  83,213   $  23,950 (a)  $      --      $    5,190 (a)  $      --      $ 101,973
                                                ---------   ---------      ---------      ------------    ---------      ---------
                                                $  83,213   $  23,950      $      --      $      5,190    $      --      $ 101,973
                                                ---------   ---------      ---------      ------------    ---------      ---------

Expenses:
  Lease operating expenses and production
  taxes                                         $  28,370   $   7,865 (a)                 $      845 (a)                 $  35,390

  Depreciation, depletion and amortization      $  12,817   $      --      $   4,043 (b)                  $     792 (b)  $  16,068

  General and administrative                    $   6,415   $      --      $     790 (c)                  $      24 (c)  $   7,181
                                                ---------   ---------      ---------      ------------    ---------      ---------

                                                $  47,602   $   7,865      $   4,833      $        845    $     816      $  58,639
                                                ---------   ---------      ---------      ------------    ---------      ---------

Operating income/(loss)                         $  35,611   $  16,085      $  (4,833)     $      4,345    $    (816)     $  43,334
                                                ---------   ---------      ---------      ------------    ---------      ---------

Other (income) and expense:

  Interest expense                              $  11,275   $      --      $   3,780 (d)                  $     690 (d)  $  14,365

  Other income                                  $    (151)  $      --      $      --                                     $    (151)
                                                ---------   ---------      ---------      ------------    ---------      ---------

                                                $  11,124   $      --      $   3,780      $         --    $     690      $  14,214
                                                ---------   ---------      ---------      ------------    ---------      ---------

Income (loss) before income taxes and
extraordinary item                              $  24,487   $  16,085      $  (8,613)     $      4,345    $  (1,506)     $  29,120


Income tax benefit/(expense)                    $  (9,720)                 $  (2,424)(e)  $         --    $  (1,079)(e)  $ (11,065)
                                                ---------   ---------      ---------      ------------    ---------      ---------

Net income (loss) before extraordinary item     $  14,767   $  16,085      $ (11,037)     $      4,345    $  (2,585)     $  18,055


Extraordinary loss on extinguishment of debt    $   1,051   $      --      $      --      $         --    $      --      $   1,051


Net income (loss)                               $  13,716   $  16,085      $ (11,037)     $      4,345    $  (2,585)     $  17,004


Redeemable preferred stock dividends            $   4,358   $      --      $      --      $         --    $      --      $   4,358
                                                ---------   ---------      ---------      ------------    ---------      ---------

Net income (loss) allocable to common
shareholders                                    $   9,358   $  16,085      $ (11,037)     $      4,345    $  (2,585)     $  12,646
                                                =========   =========      =========      ============    =========      =========


Net income (loss) per common share - basic      $    0.11                                                                $    0.14

Net income (loss) per common share - diluted    $    0.09                                                                $    0.12


Net income before extraordinary item - Basic    $    0.12                                                                $    0.16

Net income before extraordinary item - Diluted  $    0.10                                                                $    0.13


Weighted average common shares outstanding -
Basic                                              87,933                                                                   87,933
Weighted average common shares outstanding -
Diluted                                           103,280                                                                  103,280

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS.


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


                                                                       UNAUDITED COMBINED STATEMENT OF OPERATIONS
                                                                     (in thousands, except share and per share data)

                                                                     ACQUISITIONS                  DISPOSITIONS
                                                     BARGO    --------------------------  ------------------------------
                                                    ACTUAL      TEXACO &                      CALIFORNIA                   PRO FORMA
                                                     1999      EAST TEXAS   ADJUSTMENTS      PROPERTIES     ADJUSTMENTS     1999
                                                   ---------  ------------  ------------  ----------------  ------------  ---------

Income:
   Oil and gas sales                               $ 19,134   $ 81,323 (a)                $      2,484 (a)                $ 97,973
                                                   --------   --------      --------      ------------      --------      --------
                                                   $ 19,134   $ 81,323                    $      2,484                    $ 97,973
                                                   --------   --------      --------      ------------      --------      --------

Expenses:

   Lease operating expenses/production taxes       $  7,685   $ 37,269 (a)                        $942 (a)                $ 44,012

   Depreciation, depletion and amortization        $  4,898                 $ 18,723 (b)                    $    653 (b)  $ 22,968

   General and administrative                      $  3,659                 $  3,272 (c)                    $     18 (c)  $  6,913
                                                   --------   --------      --------      ------------      --------      --------

                                                   $ 16,242   $ 37,269      $ 21,995      $        942      $    671      $ 73,893
                                                   --------   --------      --------      ------------      --------      --------

Operating income/(loss)                            $  2,892   $ 44,054      $(21,995)     $      1,542      $   (671)     $ 24,080
                                                   --------   --------      --------      ------------      --------      --------

Other (income) and expense:

   Interest expense                                $  2,378   $     --      $ 16,080 (d)                    $    720 (d)  $ 17,738

   Other income                                    $     (8)  $     --      $     --      $         --                    $     (8)
                                                   --------   --------      --------      ------------      --------      --------
                                                   $  2,370   $     --      $ 16,080      $         --      $    720      $ 17,730
                                                   --------   --------      --------      ------------      --------      --------


Income (loss) before income taxes                  $    522   $ 44,054      $(38,075)     $      1,542      $ (1,391)     $  6,350


Income tax benefit/(expense)                       $    141   $     --      $ (2,611)(e)  $         --      $    (57)(e)  $ (2,413)
                                                   --------   --------      --------      ------------      --------      --------


Net income (loss)                                  $    663   $ 44,054      $(40,686)     $      1,542      $ (1,448)     $  3,937


Redeemable preferred stock dividends               $  3,473   $     --      $     --      $         --      $     --      $  3,473
                                                   --------   --------      --------      ------------      --------      --------
Net income/(loss) allocable to common
   shareholders                                    $ (2,810)  $ 44,054      $(40,686)     $      1,542      $ (1,448)     $    464
                                                   ========   ========      ========      ============      ========      ========


Net income (loss) per common share - basic         $  (0.04)                                                              $   0.01

Net income (loss) per common share - diluted       $  (0.04)                                                              $   0.01


Weighted average common shares outstanding -
Basic                                                75,942                                                                 75,942

Weighted average common shares outstanding -
Diluted                                              75,942                                                                 81,689

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS.


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                              BARGO ENERGY COMPANY
                      NOTES TO UNAUDITED PRO FORMA COMBINED
                              FINANCIAL STATEMENTS


The pro forma adjustments are described as follows:

(a) Reflects the recognition of revenues and direct operating expenses for the respective periods.

(b) Adjustment to depletion and depreciation resulting from the effects of transactions as if such transactions occurred January 1, 1999. Adjustments were calculated based on historical depletion and depreciation rates per BOE.

(c) Adjustment to general and administrative expense directly attributable to the properties acquired / disposed of in the transactions.

(d) Adjustment to record interest expense that would have been incurred if the Company had additional borrowings to fund the acquisitions. In addition, adjustments to reflect a reduction in interest expense based on reduced borrowings due to the disposition. The applicable interest rate was 9% at September 30, 2000. A 1/8 percent increase in the accrued interest rate would increase net pro forma interest expense by approximately $212,000 and $40,000 for the year ended December 31, 1999 and the nine months ending September 30, 2000, respectively.

(e) Reflects pro forma income tax provision, assuming a 38% rate based upon the pro forma change in pre-tax income.

(f) Reflects proceeds of $39.45 million as a reduction of the oil and gas properties full cost pool and a corresponding reduction of debt at September 30, 2000. The consideration to be received has not been reduced by the net cash flows from the properties for the period from December 1, 2000 to January 12, 2001 which will be treated as a reduction in the purchase price.


(C)      EXHIBITS


         EXHIBIT
         NUMBER                    TITLE OF DOCUMENTS

2.       PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OF
         SUCCESSION

         2.1 PURCHASE AND SALE AGREEMENT DATED NOVEMBER 10, 2000 BETWEEN FUTURE CAL-TEX CORPORATION AND MERIT PARTNERS, L.P. AND MERIT ENERGY PARTNERS III, L.P.


ITEM 8. CHANGE IN FISCAL YEAR

         NOT APPLICABLE


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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                       BARGO ENERGY COMPANY



                                       BY: /s/ JONATHAN M. CLARKSON
                                          -------------------------------
                                          JONATHAN M. CLARKSON, PRESIDENT


DATED: JANUARY 26, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 2.               PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION
                  OF SUCCESSION

 2.1              PURCHASE AND SALE AGREEMENT DATED NOVEMBER 10, 2000 BETWEEN
                  FUTURE CAL-TEX CORPORATION AND MERIT PARTNERS, L.P. AND MERIT
                  ENERGY PARTNERS III, L.P.